UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 30, 2006

                        Alternative Loan Trust 2006-OA19
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-68

                                  CWALT, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698307
    ----------------------------------      ------------------------------------
       (State or other jurisdiction                    (IRS Employer
    of incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of principal                                     (Zip Code)
 executive offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 Other Events

Item 8.01. Other Events.

            On November 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Alternative Loan Trust 2006-OA19, Mortgage Pass-Through Certificates, Series 2006-OA19. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits


Item 9.01. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            99.1. Pooling and Servicing Agreement, dated as of November 1,
                  2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWALT, INC.



                                               By: /s/ Darren Bigby
                                                   -----------------------------
                                                   Name: Darren Bigby
                                                   Title: Vice President



Dated:  November 30, 2006


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


                                 Exhibit Index



Exhibit                                                                Page

99.1.    Pooling and Servicing Agreement, dated as
         of November 1, 2006, by and among, the Company,
         the Sellers, the Master Servicer and the Trustee.                5


                                       4